Related party transactions	12 Months Ended
Dec. 31, 2017
Related party transactions [abstract]
Related party transactions

30	Related party transactions

Details of Directors’ remuneration are given on page 27 and in note 5.

Transactions with Monosol RX, LLC

The Directors considered Monosol RX, LLC (“Monosol”) to be a related party by virtue of the fact that Monosol was a shareholder of the Company and a collaborative partner in the MidaSol Therapeutics joint operation.

During the prior period, due to cessation of activities within the MidaSol joint operation no monies were receivable from Monosol (2016: nil, 2015: £317K) for research services. Amounts receivable in prior years were credited to research and development expenditure.  The year-end receivable due from Monosol was nil (2016: nil, 2015: £219K). As a result of the cessation of activities, Monosol ceased to be a related party on 2 May 2016.Monosol is also the licensor of the Company’s Zuplenz® product.  In this capacity, the Group incurred royalty costs up to the date at which it ceased to be a related party in 2016 of £187.7k, payable to Monosol (2015: nil).  The 2016 year-end payable to Monosol was £48.7k (2015: nil).

Transactions with Preci-Health

The Directors consider Preci-Health SA (“Preci-Health) to be a related party by virtue of the fact that there is a common director with the Company.

During the year, £44.4k was invoiced to Preci-Health for research services, and credited to revenue. This was paid by Preci-Health during the year. There were no transactions with Preci-Health in earlier periods.

The Group has not made any allowances for bad or doubtful debts in respect of related party debtors nor has any guarantee been given or received during 2017, 2016 or 2015 regarding related party transactions.